Exhibit 99.1

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Delta Reports Financial and Operating Performance for June 2013

ATLANTA, July 2, 2013 – Delta Air Lines (NYSE: DAL) today reported financial and operating performance for June 2013.

Consolidated passenger unit revenue (PRASM) for the month of June increased 1.0% year over year, led by gains in the trans-Atlantic and Latin entities, which were partially offset by 1 point of system PRASM pressure from yen devaluation.

Delta completed 99.6% percent of its flights in June and ran an on-time arrival rate of 76.0% percent.

The company’s financial and operating performance is detailed below.

Preliminary Financial and Operating Results
June Consolidated PRASM change year over year	1.0%
Projected June quarter fuel price per gallon, adjusted	$3.00 - $3.05
June Mainline completion factor	99.6%
June On-time performance (preliminary DOT A14)	76.0%

Note: Fuel price includes taxes, transportation, settled hedges, hedge premiums and refinery impact, but excludes mark to market adjustments on open hedges.

Delta Air Lines serves more than 160 million customers each year. Delta was named by Fortune magazine as the most admired airline worldwide in its 2013 World’s Most Admired Companies airline industry list, topping the list for the second time in three years. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 330 destinations in 65 countries on six continents. Headquartered in Atlanta, Delta employs nearly 80,000 employees worldwide and operates a mainline fleet of more than 700 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading trans-Atlantic joint venture with Air France-KLM and Alitalia. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with hubs in Amsterdam, Atlanta, Cincinnati, Detroit, Memphis, Minneapolis-St. Paul, New York-LaGuardia, New York-JFK, Paris-Charles de Gaulle, Salt Lake City and Tokyo-Narita. Delta is investing more than $3 billion in airport facilities and global products, services and technology to enhance the customer experience in the air and on the ground. Additional information is available on delta.com, Twitter @Delta, Google.com/+Delta and Facebook.com/delta.

Forward Looking Statements

Statements in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of posting collateral in connection with our fuel hedge contracts; the impact of significant funding obligations with respect to defined benefit pension plans; the impact that our indebtedness may have on our financial and operating activities and our ability to incur additional debt; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub airports; our dependence on technology in our operations; disruptions or security breaches of our information technology infrastructure; the ability of our credit card processors to take significant holdbacks in certain circumstances; the possible effects of accidents involving our aircraft; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; failure or inability of insurance to cover a significant liability at the Trainer refinery; the impact of environmental regulation on the Trainer refinery; our ability to retain management and key employees; our ability to use net operating losses to offset future taxable income; competitive conditions in the airline industry; the effects of extensive government regulation on our business; the effects of terrorist attacks; the effects of the rapid spread of contagious illnesses; and the costs associated with insurance.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2012.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of July 2, 2013, and which we have no current intention to update.

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	Monthly Traffic Results (a)					Year to Date Traffic Results (a)

	Jun 2013	Jun 2012	Change			Jun 2013	Jun 2012	Change

RPMs (000):
Domestic	10,525,178	10,607,976	(0.8%	)		55,764,088	56,179,373	(0.7%	)
Delta Mainline	8,545,554	8,471,387	0.9%			45,010,478	44,396,940	1.4%
Regional	1,979,625	2,136,589	(7.3%	)		10,753,610	11,782,433	(8.7%	)
International	7,941,054	7,724,107	2.8%			38,091,945	37,691,973	1.1%
Latin America	1,278,187	1,204,662	6.1%			7,553,033	7,035,611	7.4%
Delta Mainline	1,257,206	1,186,187	6.0%			7,442,798	6,950,588	7.1%
Regional	20,981	18,475	13.6%			110,235	85,023	29.7%
Atlantic	4,437,271	4,232,923	4.8%			18,483,992	18,837,572	(1.9%	)
Pacific	2,225,596	2,286,522	(2.7%	)		12,054,920	11,818,790	2.0%
Total System	18,466,232	18,332,083	0.7%			93,856,033	93,871,346	(0.0%	)

ASMs (000):
Domestic	12,188,166	12,101,689	0.7%			67,135,352	67,036,816	0.1%
Delta Mainline	9,751,023	9,537,949	2.2%			53,123,571	52,064,648	2.0%
Regional	2,437,143	2,563,740	(4.9%	)		14,011,781	14,972,168	(6.4%	)
International	8,909,832	8,714,927	2.2%			45,766,019	46,753,411	(2.1%	)
Latin America	1,502,616	1,455,444	3.2%			9,125,759	8,921,204	2.3%
Delta Mainline	1,477,863	1,429,917	3.4%			8,980,044	8,790,531	2.2%
Regional	24,753	25,527	(3.0%	)		145,716	130,673	11.5%
Atlantic	4,878,548	4,684,475	4.1%			22,363,369	23,321,753	(4.1%	)
Pacific	2,528,668	2,575,008	(1.8%	)		14,276,891	14,510,454	(1.6%	)
Total System	21,097,997	20,816,616	1.4%			112,901,372	113,790,227	(0.8%	)

Load Factor:
Domestic	86.4%	87.7%	(1.3)		pts	83.1%	83.8%	(0.7)		pts
Delta Mainline	87.6%	88.8%	(1.2)		pts	84.7%	85.3%	(0.6)		pts
Regional	81.2%	83.3%	(2.1)		pts	76.7%	78.7%	(2.0)		pts
International	89.1%	88.6%	0.5		pts	83.2%	80.6%	2.6		pts
Latin America	85.1%	82.8%	2.3		pts	82.8%	78.9%	3.9		pts
Delta Mainline	85.1%	83.0%	2.1		pts	82.9%	79.1%	3.8		pts
Regional	84.8%	72.4%	12.4		pts	75.7%	65.1%	10.6		pts
Atlantic	91.0%	90.4%	0.6		pts	82.7%	80.8%	1.9		pts
Pacific	88.0%	88.8%	(0.8)		pts	84.4%	81.5%	2.9		pts
Total System	87.5%	88.1%	(0.6)		pts	83.1%	82.5%	0.6		pts

Mainline Completion Factor	99.6%	99.6%	0.0		pts

Passengers Boarded	15,102,494	15,204,907	(0.7%	)		80,137,412	80,700,243	(0.7%	)

Cargo Ton Miles (000):	195,566	206,586	(5.3%	)		1,139,328	1,175,677	(3.1%	)

Endnote:
[a] Results include flights operated under contract carrier arrangements.

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Non-GAAP Reconciliations

Delta sometimes uses information ("non-GAAP financial measures") that is derived from our Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Mark-to-market adjustments for fuel hedges recorded in periods other than the settlement period ("MTM adjustments"). We exclude MTM adjustments, which are based on market prices at the end of the reporting period and certain assumptions, as they are not necessarily indicative of the actual future value of the underlying hedge in the contract settlement period to assist investors in evaluating the company’s recurring core operational performance in the period shown.

Average Fuel Price Per Gallon

(Projected)
Three Months Ended,
Consolidated	June 30, 2013
Average price per fuel gallon(1)	$3.13 to $3.18
MTM adjustments	(0.13)
Average price per fuel gallon, adjusted	$3.00 to $3.05

(1) Includes fuel expense incurred under contract carrier arrangements and the impact of fuel hedge activity

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